UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 7, 2007

                     LIFESCIENCES OPPORTUNITIES INCORPORATED
             (Exact name of registrant as specified in its charter)


           Florida                     000-52836               20-0594204
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)

       925 S. Federal Highway, Suite 600                           33432
              Boca Raton, Florida
    (Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code:
                                  561-208-2929

                  ---------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           FORWARD LOOKING STATEMENTS

      This Form 8-K and other reports filed by the Company from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, the Company's operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although the Company believes that the expectations reflected in the forward looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01   Entry into a Material Definitive Agreement

      On September 7, 2007, the Company entered into an agreement and plan of merger ("Merger Agreement") with Dr. TATTOFF, LLC, a California limited liability company, ("TATTOFF") whereby TATTOFF will be merged into the Company. Under the terms of the Merger Agreement, the Company will issue up to 12,500,000 shares of its restricted common stock and common stock purchase warrants to purchase up to an aggregate of 2,908,500 shares of the Company's common stock, exercisable at $1.25 per share subject to adjustment. The common stock and warrants shall be issued on a post-forward split basis as described below.

      The merger requires the affirmative vote of a majority of all of the issued and outstanding shares of the Company's common stock. In addition, the Closing is subject to Rule 419 under the Securities Act. Pursuant to Rule 419, the Company has placed in an escrow account the 5,000 shares of common stock sold and the proceeds from its offering made pursuant to its Registration Statement (registration number: 333-117100). Under Rule 419, the funds will be released to the Company, and the securities will be released to the investors, only after the Company has met certain conditions. The Company must file a post-effective amendment to the Registration Statement and the Company must mail a copy of the prospectus contained in the post-effective amendment to each investor within five business days of the effective date of the post-effective amendment. If the Company meets the requirements of Rule 419 and the merger takes place, the funds and securities will be released. The merger must be reconfirmed by 80% of the Company's investors under its Rule 419 registration statement. If the Company has not completed the merger by December 14, 2007, then all proceeds will automatically be promptly returned to the investors, the escrowed stock will be canceled and the merger may be terminated. In addition to the merger and as a condition thereto, the Company's shareholders will be required to approve proposals to amend the Company's articles of incorporation to change its corporate name to Dr. TATTOFF, Inc. and to amend the Company's articles of incorporation to effectuate a 1 to 55.5 forward split of the Company's outstanding common stock. The completion of the merger will be subject to satisfaction of additional conditions described under the Merger Agreement. The foregoing summary of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement filed as an exhibit to this report and is incorporated by reference herein.

      The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement are made only for purposes of that agreement and as of the specific dates set forth therein, are solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Merger Agreement, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, TATTOFF or any of their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of these agreements, which subsequent information may or may not be fully reflected in the Company's public disclosures.

      Dr. TATTOFF, LLC was organized under the laws of the state of California in 2004. TATTOFF is a provider of marketing and practice management services to physicians who perform tattoo removal, hair removal services (regardless of method) and laser-based skin care services. TATTOFF endeavors to develop laser center sites and to provide turnkey marketing services, human resources and staffing services, patient management services, technical solutions, office management and other non-medical services to the physicians and medical staff at each of its laser centers. TATTOFF owns the registered trademark, Dr. TATTOFF, and licenses the use of the trademark as part of the management services provided to physicians. These services are provided directly to the physicians or to their medical corporations, medical groups or other affiliated entities. Within this framework, TATTOFF is implementing its business plan to become the first chain of branded laser tattoo removal clinics in California and the United States. TATTOFF is not a medical corporation, does not posses a medical license and does not provide services that require a medical license.

      James Morel founded the Company in 2004 originally as a marketing and management services company for physicians interested in providing laser tattoo removal. TATTOFF's goal is to fill the demand for safe, non-invasive and relatively inexpensive tattoo removal in a friendly, non-clinical atmosphere conveniently located in retail centers. The first laser center was opened in Beverly Hills, CA in July 2004. TATTOFF currently has three laser centers in Southern California: Beverly Hills, Irvine and Encino. For the fiscal year ended December 31, 2006 TATTOFF had revenues of approximately $947,000 and a net loss of approximately $(693,000). TATTOFF's principal executive offices are located at 8447 Wilshire Boulevard, Suite 102, Beverly Hills, CA 90211.

Item 9.01.   Financial Statements and Exhibits

      (c) Exhibits

      2.1 Agreement and Plan of Merger Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2007       LIFESCIENCES OPPORTUNITIES INCORPORATED

                               BY:  /s/ ROLAND PERRY
                                  --------------------------------------
                                   Roland Perry, Chief Executive Officer

                                       2